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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 21, 2002
                        (Date of earliest event reported)


                                 InterTAN, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                    1-10062                    75-2130875
   (State of Incorporation)      (Commission File No.)       (I.R.S. Employer
                                                          Identification No.)

            279 Bayview Drive
         Barrie, Ontario, Canada                               L4M 4W5
(Address of principal executive offices)                     (Postal Code)


               Registrant's telephone number, including area code:
                                 (705) 728-6242

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Item 5.  Other Events

         At a meeting of the Board of Directors of the Registrant (the "Board") held June 21, 2002, the Board authorized, subject to appropriate market conditions, the repurchase of up to 1,200,000 shares of Common Stock from time to time either through open market purchases or through privately negotiated transactions at prices as are determined by the executive officer(s) of the Registrant so designated by the Board for such purpose.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           InterTAN, Inc.


June 27, 2002                              By: /s/ Jeffrey A. Losch
                                               ---------------------------
                                               Jeffrey A. Losch
                                               Senior Vice President
                                               Secretary and General Counsel

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                                INDEX TO EXHIBITS

Exhibit No.       Description
------------      -----------
        1         Copy of Press Release, released on June 21, 2002, that
                  announces, among other things, the implementation of a stock repurchase program.



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